EXHIBIT 21.01

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization
Flextronics International Andina CA	Argentina
Flextronics Beteiligungsverwaltungs GmbH	Austria
Flextronics Holding AG	Austria
Flextronics International GesmbH, Vienna	Austria
Flextronics International GmbH	Austria
Flextronics International GmbH & Co. Mfg. KG	Austria
Hotman-Handelsgesellschaft mbH	Austria
Construtora JR Paulista Ltda.	Brazil
Flextronics International da Amazonia Ltda.	Brazil
Flextronics International Equipamentos e Servicos Ltda.	Brazil
Flextronics International Industrial Ltda.	Brazil
Flextronics International Tecnologia Ltda.	Brazil
Flextronics Network Services Brazil Ltda.	Brazil
Multek Brasil Ltda.	Brazil
The DII Group B.V.I Co., Ltd.	British Virgin Islands
The DII Group (B.V.I) Limited	British Virgin Islands
Flextronics (Canada) Inc.	Canada
Flextronics Canada Design Services, Inc.	Canada
Astron Group Limited	China
Flextronics Plastic (Shanghai) Co. Ltd.	China
Flextronics (Nanjin) Technology Co., Ltd.	China
Flextronics Computer (Shekou) Ltd.	China
Flextronics Enclosures (Zhuhai) Co., Ltd.	China
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosures (Hong Kong) Ltd.	China
Flextronics Industrial (Shenzhen) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Logistics (Zhuhai) Co., Ltd.	China
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Plastic Technology (Shenzhen) Ltd.	China
Flextronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Technology (Shanghai) Co., Ltd.	China
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Doumen Limited	China
Multek Electronics Limited	China
Multek Industries Limited	China
Multek Zhuhai Limited	China
Nanjing Flextronics Panda Mobile Terminal Co. Ltd. (65%)	China
Ojala Suzhou Mechanical Equipment (Suzhou) Co., Ltd.	China
Vastbright PCB (Holding) Limited	China
Flextronics Network Services Colombia S.A.	Colombia

Name of Subsidiary	Jurisdiction of Organization
Flextronics International s.r.o	Czech Republic
United Real Estate Brno a.s.	Czech Republic
Flextronics International Denmark A/S	Denmark
Flextronics Network Services Denmark A/S	Denmark
Flextronics ODM Denmark A/S	Denmark
Flextronics Holding Finland Oy	Finland
Flextronics International Finland Oy	Finland
Flextronics Network Services Finland Oy	Finland
Flextronics ODM Finland Oy	Finland
Ojala-Yhtyma Oy	Finland
Flextronics International France S.A.	France
Flextronics Manufacturing France SNC	France
Chatham Technologies Holding France S.A.S.	France
Flextronics Laval S.N.C.	France
Flextronics Holding France S.A.	France
Flextronics Chateaudun S.N.C.	France
Grolleau S.A.S.	France
Flextronics Holding Germany GmbH	Germany
Flextronics International Germany GmbH & Co. KG	Germany
Multek Technology GmbH & Co. KG	Germany
Multilayer Technology GmbH & Co. KG	Germany
Multilayer Technology Geschaeftstuehrungs GmbH	Germany
Charter Pacific Industries Ltd.	Hong Kong
Flextronics Electronics (HK) Limited	Hong Kong
Flextronics Industries (HK) Limited	Hong Kong
Flextronics Manufacturing (HK) Limited	Hong Kong
Flextronics Plastics (Asia Pacific) Ltd.	Hong Kong
Multek Hong Kong Limited	Hong Kong
Natsteel Broadway Company	Hong Kong
The DII Group Asia Limited	Hong Kong
Broadway Industrial Hungary Kft.	Hungary
Flextronics Hungaria Kft.	Hungary
Flextronics International Hungary Kft.	Hungary
Flextronics Logistics Kft.	Hungary
JIT Electronics Hungary Kft.	Hungary
San Marco Hungary Kft.	Hungary
Flextronics Technologies (India) Pvt. Ltd.	India
AvniSoft SPL	India
Flextronics Design Limited	India
Future Software Limited	India
Flextronics Software Systems	India
PT Flextronics Network Services Indonesia	Indonesia
Flextronics International Telecom Manufacturing Limited	Ireland
Flextronics Tullamore	Ireland
IEC Holdings Limited	Ireland
Irish Express Cargo Technology Software Limited	Ireland
Flextronics (UK) Design Services Limited	Ireland

Name of Subsidiary	Jurisdiction of Organization
Irish Express Cargo Limited	Ireland
Stelton Limited	Ireland
Flextronics OTM Ltd.	Israel
Flextronics (Israel) Ltd.	Israel
Flextronics Semiconductor Ltd.	Israel
Flextronics Design Srl	Italy
Flextronics Aichi K.K.	Japan
Flextronics Technologies Japan KK	Japan
Flextronics Design Korea Ltd.	Korea
Flextronics (M) Sdn. Bhd.	Malaysia
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics International Marketing (L) Ltd.	Malaysia
Flextronics Manufacturing (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Mechanical Marketing (L) Ltd	Malaysia
Flextronics Ind. (Malaysia) Sdn. Bhd	Malaysia
Flextronics Industries Marketing (L) Ltd.	Malaysia
Flextronics International Aguascalientes (L) Ltd.	Malaysia
Flextronics International Latin America (L) Ltd.	Malaysia
Flextronics International PS (L) Limited	Malaysia
Flextronics Logistics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Mechanicals Marketing (L) Ltd.	Malaysia
Flextronics Network Services (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Sales & Marketing North Asia (L) Ltd.	Malaysia
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Industries (Mauritius) Limited	Mauritius
Flextronics Resources Limited	Mauritius
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (India) Ltd.	Mauritius
Flextronics Sales & Marketing (L-A) Ltd.	Mauritius
Flextronics Technology (Mauritius) Ltd.	Mauritius
Flextronics Telecom Systems, Ltd.	Mauritius
Multek Technologies Limited	Mauritius
Flextronics Aguascalientes Servicios S.A. de C.V.	Mexico
Flextronics Distribution, Inc.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Logistics, S.A. de C.V.	Mexico
Flextronics Manufacturing Aguascalientes S.A. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Puebla, S. de R.L. de C.V.	Mexico
Flextronics Network Services Mexico S.A. de C.V	Mexico
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Real Estate Puebla, S. de R.L. de C.V.	Mexico
Flextronics Servicios Mexico, S. de R.L. de C.V.	Mexico
Groupo Flextronics, S.A. de C.V.	Mexico
Multek de Mexico, S.A. de C.V.	Mexico

Name of Subsidiary	Jurisdiction of Organization
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
DII International Holdings C.V.	Netherlands
Flextronics Central Europe B.V.	Netherlands
Flextronics International Cork B.V.	Netherlands
Flextronics International Europe B.V.	Netherlands
Flextronics Network Services Holland B.V.	Netherlands
Flextronics Logistics B.V.	Netherlands
Flextronics ODM Luxembourg S.A.	Netherlands
Llecorcim N.V.	Netherlands
Chatham International Holdings B.V.	Netherlands
DII Europe B.V.	Netherlands
Flextronics ODM Luxembourg S.A.	Netherlands
Flextronics ODM Netherlands N.V.	Netherlands
Palo Alto Products International B.V.	Netherlands
Flextronics International Norway AS	Norway
Flextronics Network Services Norway AS	Norway
Flextronics International Poland Sp z.o.o	Poland
Flextronics International Shared Services Poland Sp. z.o.o	Poland
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Distribution Centre (Singapore) Pte. Ltd.	Singapore
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Industries Singapore Ltd.	Singapore
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics Investments (Singapore) Pte. Ltd.	Singapore
Flextronics Logistics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Hi Skill Industries Pte. Ltd.	Singapore
Li Xin Enterprise Pte. Ltd.	Singapore
Li Xin Plastic Industries Pte. Ltd.	Singapore
Li Xin Precision Engineering Pte. Ltd.	Singapore
Li Xin Technology Pte. Ltd.	Singapore
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Mould Manufacturing Pte. Ltd.	Singapore
Flextronics Network Services (Singapore) Pte. Ltd.	Singapore
Flextronics d.o.o., Ljubljana	Slovenia
Flextronics South Africa (Proprietary) Limited	South Africa
Flextronics Design, S.L.	Spain
BlueLabs AB	Sweden
Flextronics Group Sweden AB	Sweden
Flextronics Installation AB	Sweden
Flextronics International Sweden AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Multek Sweden AB	Sweden
Swedform AB	Sweden

Name of Subsidiary	Jurisdiction of Organization
Flextronics Network Services Effero AB	Sweden
Flextronics Network Services Holding Sweden AB	Sweden
Wavebreaker AB	Sweden
Flextronics Technology (Switzerland) GmbH	Switzerland
Flextronics Technology Holding GmbH	Switzerland
Flextronics International (Taiwan) Ltd.	Taiwan
Flextronics International (Thailand) Ltd.	Thailand
Flextronics Network Services (Thailand) Ltd.	Thailand
Palo Alto Manufacturing (Thailand) Ltd.	Thailand
Flextronics Semiconductor Ltd. (UK)	United Kingdom
Flextronics Holding UK Limited	United Kingdom
Flextronics International (UK) Ltd.	United Kingdom
Future Communications Software Limited	United Kingdom
Avnisoft Corporation	United States, California
E-Muzed, Inc.	United States, California
Frog Design, Inc.	United States, California
Future Communications Software	United States, California
Flextronics Design PDG Inc.	United States, California
Flextronics Distribution, Inc.	United States, California
Flextronics Enclosure Systems, Inc.	United States, Delaware
Flextronics Enclosures, Inc.	United States, Delaware
Flextronics Enterprise Solutions, Inc.	United States, California
Flextronics Holdings Texas LLC	United States, Colorado
Flextronics Holding U.S.A., Inc.	United States, Delaware
Flextronics International Holding Corp.	United States, California
Flextronics International PA, Inc.	United States, California
Flextronics International USA, Inc.	United States, California
Flextronics Logistics USA, Inc.	United States, California
Flextronics Logistics, Inc.	United States, Tennessee
Flextronics Manufacturing Texas LLC	United States, Colorado
Flextronics Metal Specialties, Inc.	United States, Illinois
Flextronics Mexico, Inc.	United States, Delaware
Flextronics Network Services Texas	United States, Texas
Flextronics Nevada, Inc.	United States, Nevada
Flextronics Photonics FICO, Inc.	United States, Massachusetts
Flextronics Photonics PPT, Inc.	United States, Oregon
Flextronics Photonics Wave Optics, Inc.	United States, California
Flextronics Semiconductor, Inc.	United States, Delaware
Flextronics Semiconductor Design, Inc.	United States, Tennessee
Flextronics Systems Texas, Ltd.	United States, Texas
Flextronics USA, Inc.	United States, Delaware
Instrumentation Engineering, Inc.	United States, New Jersey
KMOS Semiconductor, Inc.	United States, California
Lightning Logistics LLC	United States, Texas
Lightning Manufacturing Solutions Texas LLC	United States, Texas
Marathon Business Park, LLC	United States, California
Multek Flextible Circuits, Inc.	United States, Delaware
Multek Texas, Inc.	United States, Delaware

Name of Subsidiary	Jurisdiction of Organization
Multilayer Technology Inc.	United States, California
Multilayer Tek L.P.	United States, Texas
Peripheral Imaging Corporation	United States, California
Precision Optical Systems, Inc.	United States, California
Telcom Global Solutions Holdings, Inc.	United States, Texas
Flextronics International Andina, C.A.	Venezuela